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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 1998


                           AFG Receivables Corporation
             (Exact name of registrant as specified in its charter)

                                   California
                            (State of Incorporation)




         33-82064
         33-99536                                       36-3792182
 (Commission File Numbers)                  (IRS Employer Identification Number)


                       Oakmont Circle 1, 601 Oakmont Lane
                          Westmont, Illinois 60559-5549
          (Address of principal executive offices, including zip code)


                                 (630) 953-6170
              (Registrant's telephone number, including area code)



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Item 5.  Other Events
-------  ------------

         AFG Receivables Trust 1995-A        (Registration No. 33-82064)
         ----------------------------
         AFG Receivables Trust 1996-A        (Registration No. 33-99536)
         ----------------------------
         AFG Receivables Trust 1996-B        (Registration No. 33-99536)
         ----------------------------
         AFG Receivables Trust 1996-C        (Registration No. 33-99536)
         ----------------------------
         AFG Receivables Trust 1996-D        (Registration No. 33-99536)
         ----------------------------

         Pursuant to an Agreement and Plan of Merger dated as of June 15, 1998 between KeyCorp and McDonald & Company Investments, Inc. ("McDonald"), a full-service investment banking and securities brokerage company headquartered in Cleveland, Ohio, on October 23, 1998, McDonald was merged with and into KeyCorp. On November 9, 1998, the merger of Key Capital Markets, Inc., a wholly-owned broker-dealer subsidiary of KeyCorp, into McDonald & Company Securities, Inc. (a wholly-owned subsidiary of the former McDonald) was completed and the surviving entity was renamed McDonald Investments Inc., A KeyCorp Company. McDonald Investments Inc., as successor to Key Capital Markets, Inc., may engage in market making transactions in connection with the securities offered by the trusts listed above.

         McDonald Investments Inc. is a member of the New York Stock Exchange, Inc. and is an affiliate of the seller and the servicer for the trusts listed above.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Dated: November 23, 1998                AFG RECEIVABLES CORPORATION

                                        By: /s/ Thomas R. Blend
                                           ------------------------------------------
                                                Thomas R. Blend
                                                Vice President and Chief Financial Officer
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